SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - October 21, 2008


                          LIQUOR GROUP WHOLESALE, INC.
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               (Exact Name of Registrant as Specified in Charter)


       COLORADO                          333-147526               84-1039267
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    (State or Other               (Commission File Number)      (IRS Employer
      Jurisdiction                                           Identification No.)
   of Incorporation)

      4600 Touchton Road
      Building 100, Suite 150
      Jacksonville, FL                                 32224
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(Address of Principal Executive Offices)             (Zip Code)

                                 (904) 285-5885
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              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03. Amendment to Articles of Incorporation or Bylaws, Change in Fiscal
Year.


      The Company's fiscal year end is August 31. The purpose of this filing is to correct the information on the Edgar system regarding the Company's fiscal year end.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Liquor Group Wholesale, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LIQUOR GROUP WHOLESALE, INC.

                                                By:    /s/ C.J. Eiras
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                                                       C.J. Eiras, President

Date: October 21, 2008






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